Exhibit III

to

Schedule 13G

Powers of Attorney

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that TAM UK International Holdings Limited, a company incorporated under the laws of England and Wales under registered number 12728685, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 9th day of December, 2020, by the undersigned as authorized representative of Threadneedle.

For and on behalf of TAM UK International Holdings Limited

By:	/s/ Nick Ring
	Name:	Nick Ring
	Title:	Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Asset Management Oversight Limited, a company incorporated under the laws of England and Wales under registered number 12728361, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 9th day of December, 2020, by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Asset Management Oversight Limited

By:	/s/ Nick Ring
	Name:	Nick Ring
	Title:	Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Asset Management Holdings Sàrl, a company registered in the Grand Duchy of Luxembourg / R.C.S. Luxembourg B 143.975, with its principal place of business at 19, rue de Bitbourg, L-1273 Luxembourg (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 6 day of December, 2019, by the undersigned as authorised representative of Threadneedle.

For and on behalf of Threadneedle Asset Management Holdings Sàrl

By:	/s/ William Turner	By:	/s/ William F. Truscott
Name:	William Turner	Name:	William F. Truscott
Title:	Manager	Title:	Manager:

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Holdings Limited, a limited liability company incorporated under the laws of England and Wales under registered number 07398893, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day of December, 2019, by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Holdings Limited

By:	/s/ Peter Stone
	Name:	Peter Stone
	Title:	Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that TAM UK Holdings Limited a company incorporated under the laws of England and Wales under registered number 06779814, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day of December, 2019, by the undersigned as authorized representative of Threadneedle.

For and on behalf of TAM UK Holdings Limited

By:	/s/ Peter Stone
	Name:	Peter Stone
	Title:	Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Asset Management Holdings Limited, a company incorporated under the laws of England and Wales under registered number 03554212, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day of December, 2019, by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Asset Management Holdings Limited

By:	/s/ Peter Stone
	Name:	Peter Stone
	Title:	Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that TC Financing Limited a company incorporated under the laws of England and Wales under registered number 07466657, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day December, 2019 , by the undersigned as authorized representative of Threadneedle.

For and on behalf of TC Financing Limited

By:	/s/ Peter Stone
	Name:	Peter Stone
	Title:	Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Asset Management Limited, a company incorporated under the laws of England and Wales under registered number 00573204, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day of December, 2019, by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Asset Management Limited

By:	/s/ Peter Stone
	Name:	Peter Sone
	Title:	Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Investment Services Limited, a company incorporated under the laws of England and Wales under registered number 3701768, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 11 day of December, 2019, by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Investment Services Limited

By:	/s/ Peter Stone
	Name:	Peter Stone
	Title:	Director